Exhibit 99.3

CHINA ARMCO METALS, INC.

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The China Armco Metals, Inc. (the “Company”) Nominating and Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to (1) to assist the Board by identifying individuals qualified to become Board members, and to recommend for selection by the Board the director nominees to stand for election for the next annual meeting of the Company’s shareholders; (2) to recommend to the Board director nominees for each committee of the Board; (3) to oversee the evaluation of the Board and management, and (4) to develop and recommend to the Board a set of Corporate Governance Guidelines and Code of Business Conduct and Ethics applicable to the Company.

Committee Membership

The Committee shall consist of no fewer than two members. Each member of the Committee shall meet the independence requirements (the “Independence Requirements”) of (a) Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), and all rules and regulations promulgated by the SEC and (b) the rules imposed by the marketplace on which the Company’s securities may be listed from time to time (a “Listing”).

The members of the Committee shall be elected annually by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee. The Board may remove the members of the Committee, with or without cause by a majority vote of the Board. Any vacancy in the Committee occurring for any cause may be filled by a majority of the Board then in office. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of those present at any meeting at which there is a quorum shall be the act of the Committee.

Committee Rules of Procedure

The Committee shall meet at least once annually, or more frequently as circumstances dictate. Special meetings may be convened as the Committee deems necessary or appropriate.

A majority of the members of the Committee shall constitute a quorum to transact business. Members of the Committee may participate in a meeting of the Committee by means of telephone conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Except in extraordinary circumstances as determined by the Chairperson of the Committee, notice shall be delivered to all Committee members at least 48 hours in advance of the scheduled meeting. Minutes of each meeting will be kept and distributed to the entire Board.

The affirmative vote of a majority of the members of the Committee present at the time of such vote will be required to approve any action of the Committee. Subject to the requirements of any applicable law, regulation or Listing rule, any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of the Committee. Such written consent shall have the same force as a unanimous vote of the Committee.

Committee Authority and Responsibilities

Selection of Directors and Committee Members

1.  The Committee shall have the sole authority, to the extent the Committee deems necessary or appropriate to carry out its responsibilities, (a) to retain and terminate any search firm used to identify director candidates, and (b) to obtain advice and assistance from, and to retain and terminate, internal or external legal, accounting or other consultants. The Committee shall have the sole authority to approve the fees and other retention terms of any such search firm or legal, accounting or other consultants.  This provision in no way modifies the responsibilities and authority of the Audit and Finance Committee with regard to the retaining and oversight of the internal and external financial audit function.

2.  The Committee shall recommend to the Board for its approval criteria for the selection of new directors and the evaluation and renomination of existing directors. The Committee shall comply with such criteria in exercising its responsibilities under this Charter.

3.  The Committee shall identify individuals qualified to become Board members and shall consider candidates to fill positions on the Board, including candidates recommended by the Company’s shareholders. The Committee shall conduct the appropriate and necessary inquiries (as determined by the Committee) with respect to the backgrounds and qualifications of candidates.

4.  The Committee shall recommend to the Board for its selection candidates to fill positions on the Board.

5.  The Committee shall recommend to the Board for its selection candidates to fill positions on each committee of the Board.

6.  The Committee shall review the independence and other qualifications of Board members, consider questions of possible conflicts of interest between Board members or management and the Company and its subsidiaries, and monitor all other activities of Board members or management that could interfere with such individuals’ duties to the Company.

7.  Notwithstanding anything to the contrary in this Charter, if the Company is required by contract or otherwise to provide third parties with the ability to nominate one or more directors, the selection and nomination of such directors shall not be subject to review or approval by the Committee.

Evaluation of the Board and Management and the Company’s Corporate Governance Structure

8.  The Committee shall oversee the evaluation of the performance of the Board and management. The Committee shall receive comments from all directors and report annually to the Board with an evaluation of the Board’s performance. The Committee shall discuss the evaluation with the full Board following the end of each fiscal year.

9.  The Committee shall develop and recommend to the Board for its approval a set of Corporate Governance Guidelines applicable to the Company. The Committee no less frequently than annually shall review and reassess the adequacy of the Corporate Governance Guidelines and other matters of corporate governance, and recommend any proposed changes to Corporate Governance Guidelines to the Board for its approval.

10.  The Committee shall develop and recommend to the Board for its approval a Code of Business Conduct and Ethics applicable to the Company. The Committee no less frequently than annually shall review and reassess the adequacy of the Code of Business Conduct and Ethics, and recommend any proposed changes to the Code of Business Conduct and Ethics to the Board for its approval.

11.  The Committee shall consider all requests for waivers of the Code of Business Conduct and Ethics. If the Committee shall have the sole authority to grant a waiver of the Code of Business Conduct and Ethics. The Committee shall promptly report to the Board its determination whether to grant or deny the waiver.

Other Responsibilities

12.  The Committee may form and delegate authority to subcommittees or, to the extent permitted under applicable laws, regulations and Listing rules, to any other independent director or committee comprised entirely of independent directors, in each case, to the extent the Committee deems necessary or appropriate. The management, but, except as expressly provided herein, shall not delegate any of its responsibilities to management.

13.  The Committee may designate any member of the Committee to execute documents on its behalf as the Committee deems necessary or appropriate to carry out its responsibilities hereunder.

14.  The Committee shall report regularly to the Board, not less frequently than annually.

15.  The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval. This Charter is in all respects subject and subordinate to the Company’s certificate of incorporation and by-laws and the applicable provisions of the Florida General Corporate Law.

16.  The Committee annually shall review its own performance.

In addition to the activities described above, the Committee will perform such other functions as necessary or appropriate in its opinion under applicable law, the Company’s certificate of incorporation and by-laws, and the resolutions and other directives of the Board.

Subject to the Company’s certificate of incorporation and by-laws and all applicable laws, regulations and Listing rules, the authority vested in the Committee shall at all times be subordinate and subject to the Company’s certificate of incorporation and by-laws and the resolutions and other directives of the Board.

Adopted October 26, 2009.